UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                             ______________________


                                    FORM 8-K


                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): February 20, 2004



                            FIRST SOUTH BANCORP, INC.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)



            VIRGINIA                       0-22219               56-1999749
(State or Other Jurisdiction of          (Commission          (I.R.S. Employer
 Incorporation or Organization)          File Number)        Identification No.)


             1311 CAROLINA AVENUE, WASHINGTON, NORTH CAROLINA 27889
             ------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (252) 946-4178
                                                           --------------

                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 5. OTHER EVENTS AND REQUIRED FD DISCLOSURE
-----------------------------------------------

On February 24, 2004, First South Bank (the "Bank"), a wholly owned subsidiary of First South Bancorp, Inc. (the "Registrant"), announced that it completed the acquisition of two branch offices from Central Carolina Bank, a Division of National Bank of Commerce, located in New Bern, North Carolina and Greenville, North Carolina. The deposits of these branch offices totaled approximately $18.4 million. Both of the Central Carolina Bank branch offices became branch offices of the Bank.

For more information, reference is made to the press release of First South Bancorp, Inc. dated February 24, 2004, which is attached hereto as Exhibit 99.1, which is incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
--------------------------------------------------------------------------

     The following exhibit is filed herewith.

     (c)  Exhibits:

          99.1 Press Release dated February 24, 2004

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                     First South Bancorp, Inc.


                                     By: /s/ William L. Wall
                                         -------------------------------
                                         William L. Wall
                                         Executive Vice President
                                         Chief Financial Officer and Secretary
Date:  February 27, 2004

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